UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) June 2, 2005
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


     000-32475                                          84-1408762
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(Commission File Number)                    (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California         90067-2320
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   (Address of Principal Executive Offices)                        (Zip Code)


                                 (310) 282-8646
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, If Changed Since Last Report)

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                 SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Effective June 6, 2005, Mr. Anthony J. Harrison, currently the registrant's Chief Executive Officer and a director, will become Chairman of the Board of Directors (executive position) and Mr. Trevor Venter, its Chief Operating Officer, will become the Chief Executive Officer. Effective that same date, Mr. Anthony J. A. Bryan, who is currently Chairman of the Board will become the non-executive Vice Chairman.

      A copy of registrant's press release, dated June 2, 2005, is attached hereto as Exhibit 99.1.


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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 2, 2005                        ASTRATA GROUP INCORPORATED

                                            By: /s/ Anthony Harrison
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                                                Anthony Harrison
                                                Chief Executive Officer

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